                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Health Benefits Direct Corporation
(the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Anthony R. Verdi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) of 15(d)
      of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
      Company.

March 31, 2006

                                               /s/ Anthony R. Verdi
                                               ____________________________
                                               Anthony R. Verdi
                                               Chief Financial Officer